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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 27, 2005


                             Thor Industries, Inc.
               (Exact Name of Registrant as Specified in Charter)


                    Delaware                             1-9235
        (State or Other Jurisdiction of         (Commission File Number)
                Incorporation)

                                   93-0768752
                       (IRS Employer Identification No.)

         419 West Pike Street,                       45334-0629
         Jackson Center, Ohio                        (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (937) 596-6849

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

         On May 27, 2005, Thor Industries, Inc. (the "Company") issued a press release announcing that it acquired substantially all of the assets of the Goshen Coach division of Veritrans Specialty Vehicles, Inc. pursuant to Section 363 of the United States Bankruptcy Code. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 9.01        Financial Statements and Exhibits.

        (c)      Exhibits

                 Exhibit Number    Description
                 --------------    ---------------------------------------------
                 99.1              Copy of press release, dated May 27, 2005,
                                   issued by the Company






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Thor Industries, Inc.


Date:    May 27, 2005          By:     /s/ Walter Bennett
                                       ---------------------------------------
                               Name:   Walter Bennett
                               Title:  Executive Vice President




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                                  EXHIBIT INDEX

                 Exhibit
                 Number            Description
                 ------            ---------------------------------------------
                 99.1              Copy of press release, dated May 27, 2005,
                                   issued by the Company